Exhibit 99.8

STOCK OPTION AGREEMENT

PURSUANT TO THE

REPUBLIC AIRWAYS HOLDINGS INC.

2002 EQUITY INCENTIVE PLAN

AGREEMENT, made as of the 27th day of December, 2004, by and between Republic Airways Holdings Inc., a Delaware corporation (the “Company”), and Wayne C. Heller (the “Optionee”).

W I T N E S S E T H:

WHEREAS, pursuant to the Company’s 2002 Equity Incentive Plan (the “Plan”), the Company desires to grant to the Optionee, and the Optionee desires to accept, an option to purchase shares of common stock, $.001 par value, of the Company (the “Common Stock”) upon the terms and conditions set forth in this Agreement and the Plan.

NOW, THEREFORE, the parties hereto agree as follows:

1.  Grant of Option. The Optionee is hereby granted an option (the “Option”) to purchase 74,160 shares of Common Stock at a purchase price per share of $13.00. The Option is not intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

2.  Term of Option. The term of the Option shall be for a period of ten years from the date hereof, subject to earlier termination as provided herein and the Plan.

3.  Vesting of Option. Subject to the Optionee remaining in continuous employment or other service with the Company Group (as defined in the Plan) through each applicable monthly vesting date, the Option shall become vested and exercisable with respect to 1/8th of the shares covered hereby on the last day of each calendar month beginning on December 31, 2004 (so that the Option shall become fully vested and exercisable on July 31, 2005). Notwithstanding the preceding sentence, the Option shall immediately become fully vested and exercisable upon the occurrence of (i) a Change in Control (as defined in the Plan) of the Company or (ii) the termination of the Optionee’s employment or other service by the Company Group (as defined in the Plan) other than for Cause (as defined in the Plan).

4.  Effect of Termination of Employment or other Service.

                    (a)  If the Optionee’s employment or other service with the Company Group is terminated due to death, Disability (as defined in the Plan) or Retirement (as defined in the Plan), then (i) any portion of the Option that is exercisable on the date of termination shall remain exercisable by the Optionee (or, in the event of death, the Optionee’s beneficiary) during the one year period following the date of termination but in no event after expiration of the stated term hereof and, to the extent not exercised during such period, shall thereupon terminate, provided that, in the event of a termination due to Disability, if the Optionee dies during such one-year period, then the deceased Optionee’s beneficiary may exercise the Option, to the extent exercisable by the deceased Optionee immediately prior to death, for a period of one year following the date of death but in no event after expiration of the stated term hereof, and (ii) any portion of the Option that is not exercisable on the date of termination shall thereupon terminate.

                    (b)  If the Optionee’s employment or other service is terminated by the Company Group for Cause (as defined in the Plan), then, notwithstanding anything to the contrary contained herein, the Option (whether or not otherwise exercisable) shall immediately terminate and cease to be exercisable.

                    (c)  If the Optionee’s employment or other service with the Company Group terminates for any other reason (other than those described in Section 5(a) or 5(b) above) or no reason, then: (i) any portion of the Option that is exercisable on the date of termination shall remain exercisable by the Optionee during the thirty day period following the date of termination but in no event after expiration of the stated term hereof and, to the extent not exercised during such period, shall thereupon terminate, and (ii) any portion of the Option that is not exercisable on the date of termination shall thereupon terminate.

5.  Method of Exercise. Once vested and exercisable, the Option may be exercised in whole or in part by delivering to the Secretary of the Company (a) a written notice specifying the number of shares of Common Stock to be purchased and (b) payment of the aggregate exercise price of the shares so purchased in cash or its equivalent, and any taxes due thereon in accordance with Section 14 of the Plan, as determined by the Committee (unless other arrangements acceptable to the Company are made for the satisfaction of such withholding obligations). To the extent permitted by the Committee, payment of the exercise price of the Option may also be made (i) in the form of unrestricted shares of Common Stock (which shares, if necessary to avoid adverse accounting consequences to the Company, have been owned by the Optionee for more than six months on the date of surrender), and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares of Common Stock as to which the Option is exercised, or (ii) any other form of consideration permitted by applicable law.

6.  Rights as a Stockholder. No shares of Common Stock shall be issued hereunder until full payment for such shares has been made and any other exercise conditions have been fully satisfied. The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date such shares are reflected as having been issued to the Optionee on the Company’s records. No adjustment shall be made for dividends or distributions or the granting of other rights for which the record date is prior to the date such shares are issued.

7.  Nontransferability. The Option is not assignable or transferable other than to a beneficiary designated to receive the Option upon the Optionee’s death in a manner acceptable to the Company or by will or the laws of descent and distribution, and the Option shall be exercisable during the lifetime of the Optionee only by the Optionee (or, in the event of the Optionee’s incapacity, the Optionee’s legal representative or guardian). Any attempt by the Optionee or any other person claiming against, through or under the Optionee to cause the Option or any part of it to be transferred or assigned in any manner and for any purpose shall be null and void and without effect upon the Company, the Optionee or any other person.

8.  Adjustments Upon Changes in Capitalization. Upon a Change in Capitalization (as defined in the Plan), an equitable substitution or adjustment may be made in the kind, number and/or exercise price of shares or other property subject to the Option as may be determined by the Committee, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Committee may provide, in its sole discretion, for the cancellation of the Option in exchange for payment in cash or other property of the Fair Market Value of the shares of Common Stock covered by the Option (whether on not otherwise vested or exercisable), reduced by the exercise price of the Option.

9.  No Employment or other Service Rights. Nothing contained in this Agreement shall confer upon the Optionee any right with respect to the continuation of the Optionee’s employment or other service with the Company Group, or interfere in any way with the right of the Company Group to terminate such employment or other service or to increase or decrease, or otherwise adjust, the other terms and conditions of the Optionee’s employment or other service with the Company Group.

10.  Provisions of the Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan and to such rules, regulations and interpretations as may be established or made by the Committee acting within the scope of its authority and responsibility under the Plan. The Optionee acknowledges receipt of a copy of the Plan prior to execution of this Agreement. The applicable provisions of the Plan shall govern in any situation where this Agreement is silent or where the applicable provisions of this Agreement are contrary to or not reconcilable with such Plan provisions.

11.  Compliance with Law. Shares of Common Stock shall not be issued pursuant to the exercise of the Option unless such exercise and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act and the requirements of any stock exchange or market upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may require each person acquiring shares of Common Stock to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. All certificates for shares of Common Stock delivered hereunder shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or market upon which the Common Stock may then be listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

12.  Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflict of laws. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and may not be amended, except as provided in the Plan, other than by a written instrument executed by the parties hereto.

(Signature Page Follows)

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IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

REPUBLIC AIRWAYS HOLDINGS INC.

By: /s/ Robert H. Cooper_______________
                                                                                   Name:  Robert H. Cooper
                                                                                   Title:  Executive Vice President & CFO

                                                                              /s/ Wayne C. Heller_____________________

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